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                                                                      EXHIBIT 21

                   SUBSIDIARIES OF FREMONT GENERAL CORPORATION




Each of the subsidiary companies does business under its incorporated name.

1.  Domestic Subsidiaries

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

NAME                                                                               STATE OF INCORPORATION
----                                                                               ----------------------
Comstock Insurance Company                                                               California
Fremont Casualty Insurance Company                                                        Illinois
Fremont Compensation Insurance Company                                                   California
Fremont Compensation Insurance Group, Inc.                                               California
Fremont General Credit Corporation                                                       California
Fremont General Insurance Agency, Inc.                                                   California
Fremont Health Corporation                                                               California
Fremont Indemnity Company                                                                California
Fremont Industrial Indemnity  Company                                                    California
Fremont Industrial Indemnity Insurance Services, Inc.                                    California
Fremont Investment and Loan                                                              California
Fremont Life Insurance Company                                                           California
Fremont Pacific Insurance Company                                                        California
Menlo Life Insurance Company                                                               Arizona



2.  Foreign Subsidiaries
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

NAME                                                                               STATE OF INCORPORATION
----                                                                               ----------------------
Fremont Reinsurance Company, Ltd. (Bermuda)                                                Bermuda